                                                                   EXHIBIT 10.11


                                LICENSE AGREEMENT


     THIS LICENSE AGREEMENT (this "AGREEMENT") is made and entered into this 1st day of March, 1999, by and between DUKE UNIVERSITY, a not-for-profit corporation organized and existing under the laws of the State of North Carolina (hereinafter called "DUKE'), having a mailing address at Office of Science and Technology, Duke University, Room 230, North Building, Box 90083, Durham, North Carolina 27708, and ANTIGENICS, LLC, a limited liability company organized and existing under the laws of the State of Delaware (hereinafter called "ANTIGENICS"), having a mailing address at 630 Fifth Avenue, Suite 2170, New York, New York 10111.

     WHEREAS, Christopher Nicchitta, Smita Nair, and Eli Gilboa (hereinafter called the "INVENTORS") are inventors of an invention within the PATENT RIGHTS (as hereinafter defined) and described generally in DUKE Office of Science and Technology File #1526 (hereinafter called the "1526 INVENTION");

     WHEREAS, the INVENTORS have assigned their entire right, title and interest in, to, and under the PATENT RIGHTS to DUKE;

     WHEREAS, DUKE is the sole owner of the entire right, title and interest in, to, and under the PATENT RIGHTS;

     WHEREAS, DUKE has the right to grant licenses under the PATENT RIGHTS;

     WHEREAS, DUKE wishes to have LICENSED PRODUCTS (as hereinafter defined) developed and commercialized for the public benefit; and

     WHEREAS, ANTIGENICS wishes to develop and commercialize LICENSED PRODUCTS for the public benefit.

     NOW THEREFORE, in consideration of the premises above and the faithful performance of the covenants herein contained, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

     1.01 - For the purposes of this AGREEMENT, and solely for that purpose, the terms and phrases set forth in this Section 1.01 in capital letters shall be defined as follows:

          a.   "FIELD" shall mean all uses of the LICENSED PRODUCTS.

          b. "PATENT RIGHTS" shall mean the U.S. patent application filed February 26, 1999, and all U.S. and foreign patent applications filed, or to be filed, to protect the 1526 INVENTION, as well as all substitutes, continuations, continuations-in-part, divisions, and renewals thereof, all

               U.S. or foreign patents now issued or hereafter issuing thereon, and all reexaminations, extensions, and reissues, thereof, and the inventions therein.

          c. "VALID CLAIM" means a claim of an issued patent which has not lapsed or become abandoned or been declared invalid or unenforceable by a court of competent jurisdiction or an administrative agency for which there is no right of appeal or for which the right of appeal is waived.

          d. "LICENSED PRODUCT" shall mean any product, the use, sale, offer for sale, manufacture, or importation of which, if unlicensed, would infringe one or more VALID CLAIMS of an application, if issued, or a patent within the PATENT RIGHTS.

          e. "NET SALES" shall mean the total invoiced sales of LICENSED PRODUCTS sold by ANTIGENICS, or its AFFILIATES, or sublicensees, less the following sums actually paid or credited by ANTIGENICS as shall be detailed in ANTIGENICS' reports made pursuant to
               Section 5.02 of this AGREEMENT:

               (a) trade, quantity or cash discounts or commissions allowed in amounts customary in the trade;

               (b) any tax, excise or other governmental charge upon or measured by the production, sale, transportation, delivery or use and duties imposed on the import of LICENSED PRODUCTS included in such amount;

               (c) credits or allowances, if given or made for LICENSED PRODUCTS, price adjustments, returns, rejections, recalls or destructions (voluntarily made by or requested or made by an appropriate government agency, subdivision or department) of LICENSED PRODUCTS previously delivered.

               LICENSED PRODUCTS used by ANTIGENICS for its own use in the FIELD, LICENSED PRODUCTS sold to Affiliates, and internal sales for use in service businesses in arms length transactions shall be considered to be NET SALES for purposes of computing royalty obligations, except that LICENSED PRODUCTS used for non-revenue producing activities, including but not limited to promotional items or field trials, shall not be considered to be NET SALES.

               For purposes of this definition, a LICENSED PRODUCT shall be considered sold when billed out to a customer other than ANTIGENICS or its AFFILIATES.

               In the event a LICENSED PRODUCT is sold in combination with other active components, NET SALES, for purposes of determining royalties on


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               the combination will be calculated by multiplying NET SALES of the combination by the fraction A/(A+B), in which A is the invoiced price of the LICENSED PRODUCT if sold separately, and B is the invoiced price of the other active components in the combination if sold separately. If the LICENSED PRODUCTS and the other active components in the combination are not sold separately, then royalties on the combination will be calculated by the same method, in which A is the direct cost of manufacturing the LICENSED PRODUCT and B is the direct cost of manufacturing the other active components. However, in no case
               shall the calculated fraction A/(A+B) be less than [      ]*.

          f. "AFFILIATE" shall mean any entity which, directly or indirectly, owns or controls, is owned or controlled by, or is under common ownership or control with a party hereto. An entity shall be regarded as in control of another entity if it, directly or indirectly, owns or controls more than fifty percent (50%) of the voting power of the entity, except that in any country where the local law does not permit a U.S. entity to own or control at least fifty percent (50%) of the voting power of an entity organized under its laws, an entity shall be regarded as in control of a party hereto if it, directly or indirectly, owns or controls the maximum percentage permitted by local law.

          g.   "EFFECTIVE DATE" shall mean the date first set forth above.

                              ARTICLE 2 - LICENSE

     2.01 - DUKE hereby grants to ANTIGENICS and ANTIGENICS hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, an exclusive worldwide license, with the right to grant sublicenses, to make, have made, use, offer to sell, sell, and import LICENSED PRODUCTS under the PATENT RIGHTS during the term of this AGREEMENT, unless sooner terminated as hereinafter provided.

     2.02 - Any sublicense granted by ANTIGENICS shall incorporate substantially the same terms and conditions of Articles 10, 17, 18, and 19 and Section 2.03 of this AGREEMENT, which terms shall be binding upon each sublicensee. Royalties paid to DUKE for NET SALES of LICENSED PRODUCTS by sublicensees shall be equal to the royalties that would have been paid to DUKE if LICENSED PRODUCTS were sold directly by ANTIGENICS. ANTIGENICS agrees to be responsible for the payment to DUKE of royalties on funds received by ANTIGENICS from its sublicensees and for using commercially reasonable efforts to enforce the terms of the sublicense agreements. If, for any reason, this AGREEMENT is terminated, ANTIGENICS agrees to assign all such sublicenses directly to DUKE.


--------------
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities Exchange Commission.


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


     2.03 - It is agreed that, notwithstanding any provisions herein, DUKE is free to use the LICENSED PRODUCTS for its own non-commercial educational, teaching, and research purposes without restriction and without payment of royalties or other fees to ANTIGENICS.

     2.04 - Within thirty (30) days following the execution of this AGREEMENT and thereafter during the period of this AGREEMENT, DUKE agrees to provide ANTIGENICS with copies of all information it may have or later obtain relative to the PATENT RIGHTS, and copies of any and all patents or patent applications owned or controlled by DUKE covering the PATENT RIGHTS or the use of the PATENT RIGHTS or processes for the manufacture of the LICENSED PRODUCTS, including all U.S. and foreign patent office actions received and amendments filed, in any, relative thereto.

            ARTICLE 3 - ROYALTIES ON NET SALES OF LICENSED PRODUCTS

     3.01 - As consideration for the license granted by DUKE to ANTIGENIC pursuant to Section 2.01 of this AGREEMENT, ANTIGENICS shall pay to DUKE
royalties at the rate of [       ]* of NET SALES of LICENSED PRODUCTS sold by
ANTIGENICS, its AFFILIATES, and its sublicensees, during the prior six (6) month period ending December 31st and June 30th, such royalties to paid to DUKE prior to February 28th and August 31st of each year, respectively.

     3.02 - ANTIGENICS shall pay to DUKE a minimum annual royalty of [      ]*
prior to February 28th of each year, starting with the second February 28th after the earlier of (i) the first approval for sale by the U.S. Food and Drug Administration ("F.D.A."), or a comparable regulatory authority in a foreign country, of a LICENSED PRODUCT, or (ii) the first sale of a LICENSED PRODUCT that does not require F.D.A. or comparable foreign approval, but only if the LICENSED PRODUCT so approved is actually sold by ANTIGENICS, its AFFILIATES, or sublicensees.

                     ARTICLE 4 - MILESTONE BASED ROYALTIES

     4.01 - As further consideration for the license granted by DUKE to ANTIGENICS in Section 2.01 of this AGREEMENT, ANTIGENICS shall pay to DUKE milestone based royalties within thirty (30) days of the attainment by ANTIGENICS, its AFFILIATES, or its sublicensees of the commercial milestones specified below. No such milestone payments shall be credited towards other royalties or minimum royalties due by ANTIGENICS to DUKE under this AGREEMENT.

          a.   [                   ]*.


--------------------
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities Exchange Commission.


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


          b.   [


                     ]*.

          c.   [
                               ]*.

                        ARTICLE 5 - RECORDS AND REPORTS

     5.01 - ANTIGENICS shall deliver to DUKE prior to February 28th and August 31st of each year a written account of the NET SALES of LICENSED PRODUCTS made during the prior six (6) month period ending December 31st and June 30th, respectively, upon which royalties are due hereunder. Such reports shall include a calculation of royalties by LICENSED PRODUCT and by country in substantially the format provided in APPENDIX A hereto.

     5.02 - ANTIGENICS shall keep and maintain complete and accurate book and records containing an accurate accounting of all data in sufficient detail to enable verification of earned royalties and other payments hereunder. ANTIGENICS shall preserve such books and records for five (5) years after the sales recorded were actually made. Upon reasonable notice from DUKE, ANTIGENICS shall permit an independent certified public accountant selected by DUKE (except one to whom ANTIGENICS has some reasonable objection) to have access during ordinary business hours to such of ANTIGENICS' records as may be necessary to determine, in respect of any quarter ending not more than two (2) years prior to the date of such notice, the correctness of any report and/or payment made under this AGREEMENT. Such certified public accountant shall execute a written non-disclosure agreement reasonably acceptable to ANTIGENICS.

                   ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

     6.01 - ANTIGENICS represents and warrants to DUKE as follows:

          a. ANTIGENICS has all necessary legal power to enter into and perform its obligations under this Agreement and has taken all necessary legal action under the laws of the State of Delaware and its articles of organization and operating agreement to authorize the execution of this Agreement and the consummation of the transactions contemplated hereunder.

     6.02 - DUKE represents and warrants to ANTIGENICS as follows:


-----------------
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities Exchange Commission.

          a. DUKE has all necessary legal power to enter into and perform its obligations under this Agreement and has taken all necessary legal action under the laws of the State of North Carolina, its charter, and bylaws to authorize the execution of this Agreement and the consummation of the transactions contemplated hereunder.

          b. DUKE legally and beneficially owns and controls all of the INVENTORS' right, title, and interest in, to, and under the PATENT RIGHTS, free and clear of all liens and encumbrances and, to the best of DUKE's knowledge, no other party legally or beneficially owns or controls any right, title, or interest in, to, or under the PATENT RIGHTS, and the PATENT RIGHTS are free and clear of all liens and encumbrances.

          c. To the best of DUKE's knowledge, there are no outstanding options or rights in any third party to any of the PATENT RIGHTS or to acquire any rights or licenses to any of the PATENT RIGHTS.

          d. There is no action, suit, claim, proceeding, or governmental investigation pending or, to the best of DUKE's knowledge, threatened against DUKE, with respect to any of the PATENT RIGHTS either at law or in equity, before any court or administrative agency or before any governmental department, commission, board, bureau, agency or instrumentality, whether United States or foreign.

          e. As used in this Section 3.02, the expression "to the best of DUKE's knowledge" means that, after an examination of documents in the files of DUKE's Office of Science and Technology and due inquiry of the INVENTORS and the personnel of DUKE's Office of Science and Technology, DUKE has found no reason to believe that the statements set forth in this Section 3.02 are false or misleading.

                     ARTICLE 7 - DUE DILIGENCE REQUIREMENTS

     7.01 - Throughout the term of this AGREEMENT, and subject to the exercise of its reasonable business judgment, ANTIGENICS shall use commercially reasonable diligence to: (i) perform research and development to bring LICENSED PRODUCTS to market, (ii) develop manufacturing capabilities, (iii) market LICENSED PRODUCTS, and (iv) sublicense the PATENT RIGHTS for applications that ANTIGENICS will not pursue.

     7.02 - Within twelve (12) months of the execution of this AGREEMENT, ANTIGENICS will demonstrate to DUKE that ANTIGENICS is using commercially reasonable diligence to establish a research effort to develop LICENSED PRODUCTS. For the purposes of the preceding sentence, commercially reasonable diligence shall mean that either (i) at least one of ANTIGENICS employee has dedicated sufficient time to perform appropriate research to develop LICENSED PRODUCTS for a period of at least six (6) months or (ii) ANTIGENICS has established a research agreement with another academic or commercial party, such agreement specifying that at least one ANTIGENICS employee will dedicate sufficient time to


                                       6
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perform appropriate research to develop LICENSED PRODUCTS for at least one year.
Furthermore, ANTIGENICS shall continue to conduct the research in the use of calreticulin in vaccines during the term of this AGREEMENT that ANTIGENICS was conducting prior to the EFFECTIVE DATE, provided that continuing such research remains commercially reasonable.

     7.03 - Within two (2) months of the EFFECTIVE DATE, ANTIGENICS will meet with the INVENTORS and DUKE to discuss ways to further develop the 1526 INVENTION. Neither this Section 7.03 nor the discussions referred to in the preceding sentence shall create any obligation on the part of ANTIGENICS to enter into any agreement.

                              ARTICLE 8 - PATENTS

     8.01 - DUKE shall have the sole responsibility to file and prosecute U.S. and foreign patent applications covering any patentable invention within the PATENT RIGHTS; to prosecute and defend such applications against third party oppositions; and upon grant of any patent covering inventions included within the PATENT RIGHTS, to maintain such patent in full force. DUKE agrees to consider in good faith ANTIGENICS' advice as to the selection of appropriate legal counsel and jurisdictions within which to file and prosecute such patent applications and maintain such patents. DUKE shall keep ANTIGENICS advised as to the filing and prosecution of such applications and the maintenance of such patents by forwarding to ANTIGENICS (i) copies of all documents relating to such filing and prosecution, in sufficient time to review such documents and comment thereon, and (ii) all official correspondence relating thereto, promptly. ANTIGENICS agrees to provide DUKE with all commercially reasonable assistance in the filing and prosecution of such U.S. and foreign patent applications and the maintenance of such patents.

     8.02 - DUKE shall request from ANTIGENICS a written list of foreign countries in which ANTIGENICS wishes DUKE to prosecute and maintain the PATENT RIGHTS ("DESIGNATED COUNTRIES"), and DUKE shall proceed to prosecute and maintain the PATENT RIGHTS in the DESIGNATED COUNTRIES. ANTIGENICS shall reimburse DUKE for all expenses associated with prosecution and maintenance of patent applications and patents related to the PATENT RIGHTS in the DESIGNATED COUNTRIES, such reimbursement to be made within thirty (30) days of being invoiced. DUKE shall be free, at its own option and expense, to file patents in foreign countries that are not DESIGNATED COUNTRIES. ANTIGENICS shall have no rights under Article 2 of this AGREEMENT to make, have made, use, sell, or offer for sale LICENSED PRODUCTS in countries that are not DESIGNATED COUNTRIES and no obligation to reimburse DUKE for patent expenses incurred in pursuing patent protection in countries that are not DESIGNATED COUNTRIES.

     8.03 - DUKE shall pay for all expenses associated with the filing, prosecution, and issuance of U.S. patent applications within the PATENT RIGHTS, and ANTIGENICS shall reimburse DUKE for all such expenses within thirty (30) days of receipt of an invoice therefor from DUKE, provided, however, that ANTIGENICS shall not be obligated to reimburse DUKE


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


in excess of [     ]*for such expenses. If such filing, prosecution, and
issuance expenses exceed [     ]* DUKE shall not be obligated to continue filing
and prosecuting U.S. patent applications within the PATENT RIGHTS, and ANTIGENICS shall not be obligated to reimburse DUKE for additional expenses associated with the filing, prosecution, and issuance of U.S. patent applications within the PATENT SIGHTS. In the event that expenses for filing, prosecution, and issuance of U.S. patent applications within the PATENT RIGHTS
exceed [      ]* DUKE and ANTIGENICS shall determine in good faith whether to continue filing and prosecution of U.S. patent applications within the PATENT RIGHTS and how such expenses of filing, prosecution, and issuance shall be financed by the parties.

     8.04 - DUKE shall pay for all expenses associated with the maintenance of all issued U.S. patents within the PATENT RIGHTS, and ANTIGENICS shall reimburse DUKE for all such maintenance expenses within thirty (30) days of receipt of an invoice therefor from DUKE.

     8.05 - ANTIGENICS may, at its sole option, elect to discontinue reimbursement of expenses incurred during filing or prosecution of any individual patent application within the PATENT RIGHTS or maintenance of any individual patent within the PATENT RIGHTS within the United States or any DESIGNATED COUNTRY which ANTIGENICS is otherwise obligate to reimburse DUKE for pursuant to Sections 8.02, 8.03, or 8.04 above, by providing DUKE with written notice that it no longer shall reimburse DUKE for such expenses. However, any rights granted to ANTIGENICS in Article 2 of this AGREEMENT shall be revoked with respect to such individual patent application or patent that ANTIGENICS so elects in writing not to reimburse DUKE for, such revocation of rights to become effective immediately upon receipt by DUKE of written notice from ANTIGENICS that it no longer wishes to reimburse DUKE for expenses for a given patent application or patent which ANTIGENICS would otherwise be obligated to reimburse DUKE for pursuant to Sections 8.02, 8.03, or 8.04 above.

                   ARTICLE 9 - INFRINGEMENT BY THIRD PARTIES

     9.01 - Upon learning of the infringement of the PATENT RIGHTS by a third party, the party learning of such infringement shall promptly inform the other party in writing of that fact along with any evidence available to it pertaining to the infringement. ANTIGENICS may at its own expense take whatever steps are necessary to stop the infringement and recover damages, including but not limited to the right bring any legal action for infringement and defend any counterclaim of invalidity or action of a third party for declaratory judgment for non-infringement or non interference. ANTIGENICS may settle such suits solely in its own name and solely at its own expense and through counsel of its own choice.

     9.02 - DUKE shall provide to ANTIGENICS all reasonable assistance and cooperation requested by ANTIGENICS with respect to the legal actions described in Section 9.01.


---------------
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities Exchange Commission.

ANTIGENICS shall keep DUKE informed of the steps taken by ANTIGENICS and the progress of any legal actions taken by ANTIGENICS.

     9.03 - ANTIGENICS shall pay to DUKE royalties pursuant to Section 3.01 on any such damages recovered as consideration for lost sales of LICENSED PRODUCTS that are in excess of legal expenses incurred by ANTIGENICS in enforcing its PATENT RIGHTS. Any punitive damages awarded shall be divided equally by the parties.

     9.04 - If ANTIGENICS does not undertake, within sixty (60) days of notice, to enforce the PATENT RIGHTS against the infringing party, and if ANTIGENICS is not currently engaged in litigation involving the PATENT RIGHTS, DUKE shall have the right, at its own expense to take whatever steps are necessary to stop the infringement and recover damages, and shall be entitled to retain damages so recovered, after reimbursing ANTIGENICS for any of its expenses in cooperating with DUKE in prosecuting such infringement.

                       ARTICLE 10 - LAWS AND REGULATIONS

     10.01 - ANTIGENICS shall use commercially reasonable efforts to comply with all foreign, federal, state, and local laws, regulations, rules, and orders applicable to the testing, production, transportation, packaging, labeling, export, sale, and use of the LICENSED PRODUCTS.

     10.02 - ANTIGENICS shall use commercially reasonable efforts to comply with all U.S. export laws and regulations applicable to this AGREEMENT and ANTIGENICS' activities hereunder.

                            ARTICLE 11 - PUBLICATION

     11.01 - ANTIGENICS agrees that the right of publication in scientific journal or to present orally at professional conferences or meetings the 1526 INVENTION and related information within the PATENT RIGHTS shall reside in the INVENTORS. DUKE shall use reasonable efforts to provide ANTIGENICS a review copy of such publication or the text of any propose presentation sixty (60) days in advance of submission for publication or public presentation for the sole purpose of DUKE and ANTIGENICS filing a patent application prior to such publication or public presentation. In the event that ANTIGENICS wishes to have patent applications filed in order to protect the subject matter to be disclosed, ANTIGENICS may request that DUKE cause the INVENTORS to delay publication or public presentation for no more than ninety (90) days, and DUKE shall comply in causing the INVENTORS to delay such publication or public presentation. ANTIGENICS shall also have the right to publish and/or co-author any publication relating to the 1526 INVENTION based upon data developed by ANTIGENICS.

                     ARTICLE 12 - DURATION AND TERMINATION

     12.01 - This AGREEMENT shall become effective upon the EFFECTIVE DATE, and unless sooner terminated in accordance with this Article 12, shall remain in full force and effect for the longer of: (i) the life of the last-to-expire of the patents included in the PATENT RIGHTS; or (ii) ten (10) years from the EFFECTIVE DATE hereof.

     12.02 - ANTIGENICS may terminate this AGREEMENT without cause by giving DUKE written notice at least sixty (60) days prior to such termination.

     12.03 - Either party may immediately terminate this AGREEMENT for fraud, willful misconduct, or illegal conduct of the other party, that materially adversely affects such party, upon written notice of same to that other party.

     12.04 - Except as provided in Section 12.03 above, if either party commits a breach of any material obligation under this AGREEMENT, the non-breaching party may terminate this AGREEMENT, upon sixty (60) days written notice to the breaching party. Such notice must contain a full description of the event or occurrence constituting a breach of this AGREEMENT. If the breach is not cured within that time, the termination will be effective as of the end of the sixty
(60) day cure period.

     12.05 - Upon the termination of this AGREEMENT, ANTIGENICS shall notify DUKE of the amount of LICENSED PRODUCTS ANTIGENICS then has on hand and ANTIGENICS shall then have a license to use, offer for sale, and sell that amount of LICENSED PRODUCTS, but no more, provided ANTIGENICS shall pay the royalty thereon at the rate and at the time provided for herein.

     12.05 - If during the term of this Agreement, ANTIGENICS shall become bankrupt or insolvent or if the business of ANTIGENICS shall be placed in the hands of a receiver or trustee, whether by the voluntary act of ANTIGENICS or otherwise, or if ANTIGENICS shall .ease to exist as an active business, this AGREEMENT shall immediately terminate as though as a result of ANTIGENICS' uncured breach, and DUKE shall have all the remedies and rights available to it for termination with cause; provided, however, that this provision shall not apply to a reorganization of ANTIGENICS under Chapter 11 of the United States Bankruptcy Code.

     12.06 - Articles 10, 17, and 19 shall all survive the termination of this AGREEMENT.

     12.07 - The rights provided in this Article 12 shall be in addition to, and without prejudice to, any other rights which the parties may have with respect to any breach or violations of the provision of this AGREEMENT.

                           ARTICLE 13 - LAW TO GOVERN

     13.01 - This AGREEMENT shall be construed and enforced in accordance with the laws of the State of North Carolina.

                              ARTICLE 14 - NOTICES

     14.01 - Notice hereunder shall be deemed sufficient if personally delivered, if given by registered mail, postage prepaid, or by national overnight courier, charges prepaid, and in each instance addressed to the party to receive such notice at the address given below, or such other address as may hereafter be designated by notice in writing.


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


DUKE                                                          ANTIGENICS

Office of Science and Technology                              Antigenics, LLC
Duke University                                               630 Fifth Avenue
Room 230, North Building                                      New York, New York 10111
Box 90083                                                     Attn.: Jeffrey Rona
Durham, North Carolina 27708
Attn.:   Andrew E. Balber, Ph.D.

With a copy to:

Office of the University Counsel                              Pennie & Edmonds LLP
Duke University Medical Center                                1155 Avenue of the Americas
DUMC Box 3024                                                 New York, New York 10036
2400 Pratt Street, Suite 4000                                 Attn.: Adriane M. Antler, Ph.D
Durham, North Carolina 27710

     14.02 - Information and transactions exchanged between the parties in relation to financial consideration contemplated under this AGREEMENT, including but not limited to royalty reports and payments, shall be tendered to the following offices of each party respectively:

DUKE                                                          ANTIGENICS

Office of Science and Technology                              Antigenics, LLC
Room 230, North Building                                      630 Fifth Avenue
Box 90083                                                     New York, New York 10111
Durham, North Carolina 27708                                  Attn.: Jeffrey Rona
Attn.:   Financial Administrator

                            ARTICLE 15 - ASSIGNMENT

     15.01 - This AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. This Agreement may not be assigned except by a written agreement signed by both parties, except that without such consent ANTIGENICS may assign this Agreement to an AFFILIATE or to an entity assuming all or substantially all of its business to which the LICENSED PRODUCTS relate.

           ARTICLE 16 - INDEMNITY INSURANCE, REPRESENTATIONS, STATUS

     16.01 - ANTIGENICS agrees to indemnify, hold harmless and defend DUKE, its officers, employees, and agents, against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of the use, sale, or manufacture of the LICENSED PRODUCTS, except as may arise out of DUKE's own gross negligence or willful misconduct.


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


     16.02 - ANTIGENICS shall maintain in full force, at its sole cost and expense, general liability insurance coverage and, with respect to the LICENSED PRODUCTS, if any, product liability insurance coverage, in amounts customary for businesses similarly situated in the ANTIGENICS' industry. DUKE shall have the right to ascertain from time to time that such coverage exists, such right to be exercised in a commercially reasonable manner. In lieu of said coverage, DUKE agrees to consider the existence of an adequate self-insurance program as an acceptable alternative.

     16.03 - NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY DUKE OF THE VALIDITY OF ANY OF THE PATENTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF ANY PATENT RIGHTS. DUKE SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT, AND, EXCEPT AS MAY ARISE FROM DUKE'S GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT, DUKE SHALL HAVE NO LIABILITY WHATSOEVER TO ANTIGENICS OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON ANTIGENICS OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

          a. the production, use, or sale of any LICENSED PRODUCT by ANTIGENICS or its sublicensees; or

          b. any advertising or other promotional activities by ANTIGENIC with respect to any of the foregoing.

     16.04 - Neither party hereto is an agent of the other party for any purpose whatsoever. The relationship of DUKE and ANTIGENICS established hereunder shall be that of independent contractors and, except as expressly provided herein, nothing contained in this AGREEMENT shall be construed to: (i) give either party the power to direct or control any activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

                       ARTICLE 17 - USE OF A PARTY'S NAME

     17.01 - Neither party will, without the prior written consent of the other party:

          a. use in advertising, publicity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party; or

          b. represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.

                 ARTICLE 18 - SEVERANCE, WAIVER AND ALTERATION

     18.01 - Each clause of this AGREEMENT is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this AGREEMENT will not be affected thereby, unless the part or parts which are illegal, void, or unenforceable shall substantially impair the value of the entire AGREEMENT as to either party.

     18.02 - The failure of a party in any instance to insist upon the strict performance of the terms of this AGREEMENT will not be construed to be a waiver or relinquishment of any of the terms of this AGREEMENT, either at the time of the party's failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

     18.03 - Any alteration, modification, or amendment to this AGREEMENT must be in writing and signed by both parties.

                          ARTICLE 19 - CONFIDENTIALITY

     19.01 - "CONFIDENTIAL INFORMATION" shall mean any information conspicuously labeled "confidential" or "proprietary" by the disclosing party or, if such information is communicated orally, is identified as confidential at the time of its disclosure and confirmed as such in writing within thirty (30) days of its disclosure. ANTIGENICS and DUKE each recognize that the other's CONFIDENTIAL INFORMATION constitutes highly valuable information. ANTIGENICS and DUKE agree that during the term of this AGREEMENT and until the later of five (5) years after the EFFECTIVE DATE or two (2) years after the effective date of termination of this AGREEMENT, they:

          a. will keep confidential the other's CONFIDENTIAL INFORMATION by taking whatever action each would take to preserve the confidentiality of its own CONFIDENTIAL INFORMATION;

          b. will only disclose that part of the other's CONFIDENTIAL INFORMATION that is necessary for those officers, employees, independent contractors, or agents who need to know to carry out their responsibilities under this Agreement;

          c. will not disclose the other's CONFIDENTIAL INFORMATION to any third parties under any circumstance without written permission from the other party and taking commercially reasonable precautions to preserve the confidentiality of such CONFIDENTIAL INFORMATION;

          d. will not use the CONFIDENTIAL INFORMATION except as provided in this Agreement; and

          e. will, within sixty (60) days of the request of the disclosing party upon termination of this Agreement, return all the CONFIDENTIAL INFORMATION disclosed to the other party pursuant to this Agreement, save that the RECEIVING PARTY (hereinafter called the "RECEIVING PARTY") and its legal counsel may each keep one
               (1) copy of such CONFIDENTIAL INFORMATION for their records.

     19.02 - Neither party shall be bound by the obligations of Section 19.01 hereof if the CONFIDENTIAL INFORMATION received from the other party:

          a. is already known or available to the public or known or available to the RECEIVING PARTY thereof;

          b. has become known or available to the public through no fault of the RECEIVING PARTY thereof;

          c. is nonconfidentially disclosed to the RECEIVING PARTY by a third party legally entitled to disclose the CONFIDENTIAL INFORMATION;

          d. is required by law to be disclosed, provided commercially reasonable measures are taken to preserve its confidentiality; or

          e. is independently developed by the RECEIVING PARTY thereof, as evidenced by written documentation.

     19.03 - Except as required by law or legally advisable, neither party may disclose the terms of this AGREEMENT without the written consent of the other party, which consent shall not be unreasonably withheld.

                       ARTICLE 20 - TRANSFER OF MATERIALS

     20.01 - Any transfer of materials between DUKE and ANTIGENICS in connection with this AGREEMENT shall be made under the terms of a materials transfer agreement mutually acceptable to the parties.

                              ARTICLE 21 - TITLES

     21.01 - All titles and headings contained in this AGREEMENT are inserted only as a matter of convenience and reference. They do not define, limit, extend or describe the scope of this AGREEMENT or the intent of any of its provisions.

                       ARTICLE 22 - ENTIRE UNDERSTANDING

     22.01 - This AGREEMENT represents the entire understanding between the parties with respect to the subject matter hereof, and supersedes all other agreements, express or implied, between the parties concerning the 1526 INVENTION, and the PATENT RIGHTS.

                           ARTICLE 23 - FORCE MAJEURE

     23.01 - Any delays in or failure by either party in performance of any obligations hereunder shall be excused if and to the extent caused by such occurrences beyond such party's reasonable control, including but not limited to such occurrences as acts of God, earthquakes, strikes or other labor disturbances, war, and other causes which cannot reasonably be controlled by the party who failed to perform.

                           ARTICLE 24 - COUNTERPARTS

     24.01 - This AGREEMENT may be signed in counterparts which, when taken together, shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate as of the date and year first above written.

SEAL                                          DUKE UNIVERSITY


                                              By: /s/ Robert Taber
                                                 -------------------------------
                                                 Robert Taber
                                                 Director, Office of Science &
                                                  Technology

                                              Date: 3/3/99
                                                   -----------------------------


SEAL                                          ANTIGENICS, LLC


                                              By: /s/ Garo Armen
                                                 -------------------------------

                                              Title: CEO
                                                    ----------------------------

                                              Date: 3/4/99
                                                   -----------------------------

                                   Appendix A
                      License Agreement for 1526 INVENTION

                 ROYALTY REPORT for period ending _____________

------------------------------------------------------------------------------------------------------------------------------------
    County   Product  Sales in  Sales in  Sales in  Sales in  Sales in  Sales in   TOTAL    Reductions   TOTAL NET       TOTAL
                      (Month)   (Month)   (Month)   (Month)   (Month)   (Month)    GROSS    to Sales(2)    SALES      ROYALTY DUE
                                                                                  SALES(1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SubTOTAL x Country
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SubTOTAL x Country
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GRANT TOTAL
------------------------------------------------------------------------------------------------------------------------------------

                                                             ----------

                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
                                                             TOTAL Royalty Credits
                                                             -----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     ---------------
     (1)  Includes sales by Affiliates or by sublicensees of Antigenics.

     (2) Note that Reductions to Sales are limited by the definition of Net Sales as set forth in Section 1.01(e) of Article 1 of the License Agreement.

------------------------------------------------------------------------------------------------------------------------------------
ROYALTIES PAID
------------------------------------------------------------------------------------------------------------------------------------


                                       18